UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2014

Forum Energy Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 1000 Houston, Texas		77024
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (281) 949-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 27, 2014, Forum Energy Technologies, Inc. (the “Company”) issued a press release announcing that its Board of Directors has authorized a share repurchase program for the repurchase of outstanding shares of the Company’s Common Stock having an aggregate purchase price of up to $150 million. A copy of the release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Exhibit Title or Description

99.1	Forum Energy Technologies, Inc. Press Release dated October 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Forum Energy Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM ENERGY TECHNOLOGIES, INC.

Date: October 27, 2014	By:	/s/ James L. McCulloch
James L. McCulloch
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Exhibit Title or Description

99.1	Forum Energy Technologies, Inc. Press Release dated October 27, 2014.